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                                                                    Exhibit 99.2

      I, Christopher A. Zigmont, Chief Financial Officer of Wire One Technologies, Inc., (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, do hereby certify as follows:


3. The annual report on Form 10-K of the Company for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


IN WITNESS WHEREOF, I have executed this Certification this 2nd day of July,
2003.


                                             /s/ Christopher A. Zigmont
                                             -----------------------------------
                                             Christopher A. Zigmont
                                             Executive Vice President
                                             and Chief Financial Officer